SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2003

Doral Financial Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	0-17224	66-0312162

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717

(Address of principal offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

(Former Name and Address, if Changed Since Last Report)	(Zip Code)

SIGNATURES
PRESS RELEASE

ITEM 5. OTHER EVENTS

     On January 15, 2003, Doral Financial Corporation issued a press release, a copy of which is attached as exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

99	Press release dated January 15, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

	By:	/s/ Ricardo Melendez

Ricardo Melendez Executive Vice President and Chief Accounting Officer

Date: January 16, 2003

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